                                ASTRO-MED, INC.
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 2, 1995

  The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Albert W. Ondis, Everett V. Pizzuti, Jacques V. Hopkins, Herman Viets and Neil K. Robertson, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in ASTRO-MED, INC. at the annual meeting of shareholders to be held May 2, 1995, in West Warwick, Rhode Island, and at any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS     FOR all nominees listed    WITHHOLD AUTHORITY to
                             below (except as marked    vote for all nominees
                             to the contrary below)     listed below ________
                             _______________________

Albert W. Ondis, Everett V. Pizzuti, Jacques V. Hopkins, Hermann Viets and Neil
K. Robertson.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)
- - --------------------------------------------------------------------------------

2. In their discretion, upon such other matters as may properly come before the meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                    PLEASE DATE, SIGN AND RETURN THIS PROXY

Dated ___________ , 1995                   Signed _____________________________

+++++                               +++++
+                                       +  ____________________________________
+                                       +  (Sign exactly as your name appears
                                           hereon. When signing as attorney,
                                           executor, administrator, trustee,
                                           guardian or in a corporate capacity,
                                           please give full title as such. In
                                           case of joint tenants or multiple
                                           owners, each party must sign.)

+                                       +
+                                       +
+++++                               +++++
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY